SCUDDER
                                                                INVESTMENTS (SM)
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Scudder Pathway Series

Conservative Portfolio

Balanced Portfolio

Growth Portfolio

Supplement to Prospectus Dated January 1, 2000

The following information replaces disclosure for the portfolios in "The portfolio managers" section of the prospectus: The following people handle the day-to-day management of each portfolio in this prospectus.

Maureen F. Allyn                          Shahram Tajbakhsh
o Began investment career in 1989         o Began investment career in 1991
o Joined the adviser in 1996              o Joined the adviser in 1996
o Joined the fund team in 1996            o Joined the fund team in 2000

Donald E. Hall
o Began investment career in 1982
o Joined the adviser in 1982
o Joined the fund team in 2000










July 6, 2000